UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street
Suite 100
Omaha, Nebraska	68022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2025, Lindsay Corporation (the “Company”) announced that Brian L. Ketcham notified the Board of Directors of the Company of his intent to retire from his position as the Company’s Senior Vice President and Chief Financial Officer effective December 31, 2025 (the “Retirement Date”). The Company is commencing a search for a new Chief Financial Officer with the assistance of an executive recruiting firm.

From the Retirement Date through December 31, 2026 (the “Consulting Period”), Mr. Ketcham will provide consulting and transition services to the Company pursuant to the terms of a written consulting agreement (the “Consulting Agreement”). In consideration of Mr. Ketcham’s provision of consulting and transition services, release of claims, and compliance with certain obligations, including non-competition, non-solicitation, and non-disparagement covenants:

•	Mr. Ketcham will receive cash compensation in the amount of $300,000, payable in four installments of $75,000 each on March 31, 2026, June 30, 2026, September 30, 2026, and December 31, 2026;

•

Mr. Ketcham’s outstanding equity awards shall continue to vest during the Consulting Period in accordance with their terms (including, in the case of performance stock units, the satisfaction of applicable performance criteria); and

•	the Company shall pay Mr. Ketcham’s COBRA premium to maintain group health insurance for the twelve (12) months immediately following the Retirement Date.

For the avoidance of doubt, at the end of the Consulting Period, Mr. Ketcham will forfeit any portion of outstanding equity awards that have not vested by the end of the Consulting Period. Except as set forth in the Consulting Agreement, Mr. Ketcham is not receiving any compensation or benefits in connection with his retirement.

A copy of the Consulting Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference into this Item 5.02. The foregoing description of the material terms of the Consulting Agreement does not purport to be complete and is qualified by reference to such exhibit.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Mr. Ketcham’s retirement is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being “furnished” and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

10.1	Consulting Agreement, dated July 23, 2025, between the Company and Brian L. Ketcham.

99.1	Press Release, dated July 23, 2025, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date: July 23, 2025	By:	/s/ Randy A. Wood
Randy A. Wood, President and Chief Executive Officer